Risk Management	12 Months Ended
Dec. 31, 2022
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Risk Management
NOTE 4: RISK MANAGEMENT
Financial risk factors
Interest rate risk
The interest rate risk is very limited as the Group has only a limited amount of finance leases and no outstanding bank loans. So far, because of the immateriality of the exposure, the Group did not enter into any interest hedging arrangements.
Credit risk
The Group has a limited amount of trade receivables due to the fact that sales to third parties are not significant and thus the Group’s credit risk arises mainly from cash and cash equivalents and deposits with banks and financial institutions. The Group only works with international reputable commercial banks and financial institutions.
The maximum credit risk, to which the Group is theoretically exposed as at the statement of financial position date, is the carrying amount of financial assets. Given the current nature and size of operations of the Group, the requirement of the Group to measure the loss allowance for a financial instrument at an amount equal to the lifetime expected credit losses (ECL), mainly apply to trade and other receivables (resulting mainly from the amendment of the Mesoblast license agreement). The Group recognized a bad debt accrual on this receivable at the reporting date and considers there is no significant additional credit risk related to this receivable. As such, no additional ECL allowance has been recognized for this asset or any other financial asset.
Foreign exchange risk
The Group is exposed to foreign exchange risk as certain collaborations or supply agreements of raw materials are denominated in USD. Moreover, the Group has also investments in foreign operations, whose net assets are exposed to foreign currency translation risk (USD). So far, because of the immateriality of the exposure, the Group did not enter into any currency hedging arrangements.
At December 31, 2022, the foreign exchange risk exposure exists mainly on the cash denominated in USD.
A depreciation of 1% on the USD versus EUR would translate into an unrealized foreign exchange loss of €9k for the Group at December 31, 2022.
Liquidity risk
The Group monitors its risk to a shortage of funds using a recurring liquidity planning tool. Refer to note 5 for the going concern assessment.
The Group’s objective is to maintain a balance between continuity of funding and flexibility through the use of bank deposit and leases.

Refer to note 23 for an analysis of the Group’s
non-derivative
financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.
Capital management
The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an adequate structure to limit to cost of capital.